Exhibit 99.3

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED WITHOUT (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO, (ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 8 OF THE WARRANT UNDER WHICH THESE SECURITIES WERE ISSUED, DIRECTLY OR INDIRECTLY.

PROLONG INTERNATIONAL CORPORATION

WARRANT TO PURCHASE SHARES OF COMMON STOCK

May 16, 2005	Warrant to Purchase
300,000 Shares of
Common Stock

THIS CERTIFIES THAT, for value received, ANDREW PURCHASE, and its assignees (the “Holder”) are entitled to subscribe for and purchase 300,000 shares of the fully paid and nonassessable Common Stock (as adjusted pursuant to Section 7 hereof, the “Shares”) of Prolong International Corporation, a Nevada corporation (the “Company”), at the price of $0.12 per share (such price and such other price as shall result, from time to time, from the adjustments specified in Section 7 hereof is herein referred to as the “Exercise Price”), subject to the provisions and upon the terms and conditions hereinafter set forth.

SECTION 1. Exercise Period. This Warrant shall be exercisable as to all Shares covered hereby for a period (the “Exercise Period”) commencing on the date hereof and shall expire at 5:00 p.m. Pacific Time on the third anniversary of the date of original issuance of this Warrant (the “Expiration Date”).

SECTION 2. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 1 above, Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by: (i) the surrender of the Warrant, together with a duly executed copy of the form of Exercise Notice attached hereto, to the Chief Financial Officer of the Company at its principal offices; and (ii) the payment to the Company by cash, check or wire transfer of an amount equal to the aggregate Exercise Price for the number of Shares being purchased or upon a “net issuance exercise” of this Warrant.

SECTION 3. Net Issue Exercise. The Holder may elect to exchange all or some of the Warrant for shares of Common Stock equal to the value of the amount of the Warrant being exchanged on the date of exchange. If Holder elects to exchange this Warrant as provided in this Section 3, Holder shall tender to the Company the Warrant for the amount being exchanged, along with written notice of Holder’s election to exchange some or all of the Warrant, and the Company shall issue to Holder the number of shares of the Common Stock computed using the following formula:

X = Y (A-B) A

Where X = the number of shares of Common Stock to be issued to Holder.

Y =	the number of shares of Common Stock purchasable under the amount of the Warrant being exchanged (as adjusted to the date of such calculation).

A =	the Fair Market Value of one share of the Company’s Common Stock (as defined below).

B =	Exercise Price (as adjusted to the date of such calculation).

All references herein to an “exercise” of the Warrant shall include an exchange pursuant to this Section 3. “Fair Market Value” of a share of Common Stock as of a particular date shall mean: (i) if traded on a securities exchange or the Nasdaq National Market, the Fair Market Value shall be deemed to be the average of the closing prices of the Common Stock of the Company on such exchange or market over the 10 business days ending immediately prior to the applicable date of valuation; (ii) if actively traded over-the-counter, the Fair Market Value shall be deemed to be the average of the closing bid prices over the 30-day period ending immediately prior to the applicable date of valuation; and (iii) if there is no active public market, the Fair Market Value shall be the value thereof, as determined in good faith by the Company’s Board of Directors.

SECTION 4. “Easy Sale” Exercise. In lieu of the payment methods set forth in Section 2 above, when permitted by law and applicable regulations (including SEC, AMEX, Nasdaq and NASD rules), the Holder may pay the Exercise Price through a “same day sale” commitment from the Holder (and if applicable a broker-dealer that is a member of the National Association of Securities Dealers (a “NASD Dealer”)), whereby the Holder irrevocably elects to exercise this Warrant and to sell at least that number of Shares so purchased to pay for the Exercise Price (and up to all of the Shares so purchased) and the Holder (or, if applicable, the NASD Dealer) commits upon sale (or, in the case of the NASD Dealer, upon receipt) of such Shares to forward the Exercise Price directly to the Company, with any sale proceeds in excess of the Exercise Price being for the benefit of the Holder.

SECTION 5. N/A

SECTION 6. Issuance of Shares. The Company covenants that (a) the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully-paid and non-assessable and free from all taxes, liens, and charges with respect to the issuance thereof (except for any applicable transfer taxes, which shall be paid by Holder) and (b) the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant.

SECTION 7. Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

7.1 Subdivisions, Combinations and Other Issuances. If the Company shall at any time or from time to time prior to the expiration of this Warrant subdivide its Common Stock, by split or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend with respect to any shares of its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price payable per share, but the aggregate Exercise Price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 7.1 shall become effective as of the record date of such subdivision, combination, dividend, or other distribution, or in the event that no record date is fixed, upon the making of such subdivision, combination or dividend.

7.2 Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision, combination, or stock dividend provided for in Section 7.1 above), or in the case of any merger of the Company with or into any corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the Holder of this Warrant a new Warrant, or the Company shall make appropriate provision without the issuance of a new Warrant, so that the Holder of this Warrant shall have the right to receive, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, merger, sale or change by a holder of the same number of shares of Common Stock as were purchasable by Holder immediately prior to such reclassification, reorganization, merger, sale or change. In any such case, appropriate provisions shall be made with respect to the rights and interest of Holder so that the provisions hereof shall thereafter be applicable to any shares of stock or other securities and property deliverable upon exercise hereof, or to any new Warrant delivered pursuant to this Section 7.2, and appropriate adjustments shall be made to the Exercise Price per share payable hereunder, provided, that the aggregate Exercise Price shall remain the same.

7.3 Certificate of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant or in the Exercise Price, an officer of the Company shall promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to Holder.

SECTION 8. Compliance with Act; Disposition of Warrant or Shares of Common Stock.

8.1 Compliance with Securities Laws. The holder of this Warrant, by acceptance hereof, agrees that this Warrant, and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant, or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933 (the “Securities Act”) or any applicable state securities laws. Upon exercise of this Warrant, unless the

Shares being acquired are registered under the Securities Act and any applicable state securities laws or an exemption from such registration is available, the holder hereof shall confirm in writing that the shares of Common Stock so purchased are being acquired for investment and not with a view toward distribution or result in violation of the Securities Act and shall confirm such other matters related thereto as may be reasonably requested by the Company. This Warrant and all shares of Common Stock issued upon exercise of this Warrant (unless registered under the Securities Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

“THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO, (ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 8 OF THE WARRANT UNDER WHICH THESE SECURITIES WERE ISSUED, DIRECTLY OR INDIRECTLY.”

Said legend shall be removed by the Company, upon the request of a holder, at such time as, in the opinion of counsel to the Company, the restrictions on the transfer of the applicable security shall have terminated. In addition, in connection with the issuance of this Warrant, the Holder specifically represents to the Company by acceptance of this Warrant as follows:

(a) The Holder is aware of the Company’s business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant and the associated Subordinated Secured Promissory Note. The Holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any “distribution” thereof in violation of the Securities Act.

(b) The Holder understands that this Warrant has not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the holder’s investment intent as expressed herein.

(c) The Holder further understands that this Warrant must be held indefinitely unless subsequently registered under the Securities Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. The Holder is aware of the provisions of Rule 144, promulgated under the Securities Act.

(d) The Holder is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

8.2 Disposition of Warrant or Shares. With respect to any offer, sale or other disposition of this Warrant or any shares of Common Stock acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or shares, the Holder hereof agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of Company’s counsel (furnished at the Company’s expense), or other evidence, if reasonably satisfactory to the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Securities Act as then in effect or any federal or state securities law then in effect) of this Warrant or such shares of Common Stock. Upon receiving such written notice and reasonably satisfactory opinion or other evidence, the Company, as promptly as practicable but no later than fifteen (15) days after receipt of the written notice, shall notify such Holder that such Holder may sell or otherwise dispose of this Warrant or such shares of Common Stock, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 8.2 that the other evidence is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly with details thereof after such determination has been made. Notwithstanding the foregoing, this Warrant or such shares of Common Stock may, as to such federal laws, be offered, sold or otherwise disposed of when the provisions of Rule 144 or 144A have been satisfied. Each certificate representing this Warrant or the shares of Common Stock thus transferred (except a transfer pursuant to Rule 144 or 144A) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of Company counsel, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

8.3 Applicability of Restrictions. Neither any restrictions of any legend described in this Warrant nor the requirements of Section 8.2 above shall apply to any transfer of, or grant of a security interest in, this Warrant (or the Common Stock obtainable upon exercise thereof) or any part hereof (i) to a partner of the Holder if the Holder is a partnership or to a member of the Holder if the Holder is a limited liability company, (ii) to a partnership of which the holder is a partner or to a limited liability company of which the Holder is a member, or (iii) to any affiliate of the Holder if the Holder is a corporation; provided, however, in any such transfer, if applicable, the transferee shall agree in writing to be bound by the terms of this Warrant as if an original holder hereof.

SECTION 9. Rights as Stockholders. No Holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. Notwithstanding the foregoing, the Company will transmit to the holder of this Warrant such information, documents and reports as are generally distributed to the holders of any class or series of the securities of the Company concurrently with the distribution thereof to the stockholders.

SECTION 10. “Market Stand-Off” Agreement. The Holder hereby agrees that, during the period of duration specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, that:

10.1 such market stand-off time period shall not exceed 180 days;

10.2 such agreement shall not apply to the sale of any shares to such underwriter pursuant to an underwriting agreement; and

10.3 such agreement shall only apply to the Holder if all officers, directors and greater than five percent (5%) stockholders of the Company enter into similar agreements.

In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Shares of the Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

Notwithstanding anything else set forth in this Section 10, the obligations described in this Section 10 shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction or similar rule which may be promulgated in the future.

SECTION 11. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the fair market value of the Company’s Common Stock as determined in the manner set forth in Section 3.

SECTION 12. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of loss, theft, or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

SECTION 13. Notices. All notices or other communications hereunder shall be in writing and shall be deemed given when (i) personally delivered, (ii) three days after being sent by prepaid certified or registered U.S. mail, or one day after being sent, if sent by nationally recognized overnight courier, to the address of the party to be noticed as set forth herein or such other address as such party last provided to the other by written notice, or (iii) upon receipt of electronic confirmation, if by facsimile. All notices shall be sent to the addresses and facsimile numbers set forth below or such other address as may be given from time to time under the terms of this notice provision:

If to the Company:

Prolong International Corporation

6 Thomas

Irvine, California 92618

Facsimile: (949) 587-2704

Attention: Chief Financial Officer

If to Holder:

ANDREW PURCHASE

Telephone:

Fax:

Attention: ANDREW PURCHASE

Successors and Assigns. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company, its successors and assigns. Notwithstanding anything herein to the contrary, this Warrant is not transferable by Holder to any competitor of the Company or an affiliate of a competitor of the Company without the Company’s prior written consent. Any purported transfer in violation of this Section 14 shall be null and void and the Company is hereby expressly authorized to instruct its transfer agent (which may be the Company itself) to not honor any such purported transfer.

SECTION 14. Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of each of the Company and the holder of this Warrant. Any waiver or amendment effected in accordance with this Section shall be binding upon Holder and the Company.

SECTION 15. Governing Law. This Warrant shall be governed by the laws of the State of California as applied to agreements among California residents made and to be performed entirely within the State of California.

SECTION 16. No Impairment of Rights. The Company will not, by amendment of its Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

SECTION 17. Severability. The invalidity or unenforceability of any provision of this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.

[Signature page follows.]

IN WITNESS WHEREOF, this Warrant is executed as of the 16th day of May, 2005.

PROLONG INTERNATIONAL CORPORATION,
a Nevada corporation

By:	/s/ Thomas C. Billstein
Name:	Thomas C. Billstein
Title:	Chief Operating Officer

HOLDER:

ANDREW PURCHASE

By:	/s/ Andrew Purchase
Name:	ANDREW PURCHASE

EXERCISE NOTICE

Prolong International Corporation

Attention: Chief Financial Officer

The undersigned hereby elects to purchase, pursuant to the provisions of the Warrant to Purchase Shares of Common Stock issued by Prolong International Corporation and held by the undersigned, the original of which is attached hereto, and (check the applicable box):

☐	Tenders herewith payment of the exercise price in full in the form of cash or check in the amount of $ for such securities.

☐	Elects the Net Issue Exercise option pursuant to Section 3 of the Warrant, and accordingly requests delivery of a net of of such securities, according to the following calculation:

X = Y (A-B) A	( ) = ( ) [( ) - ( )] ( )

Where X = the number of shares of Common Stock to be issued to Holder.

Y =	the number of shares of Series A Preferred Stock purchasable under the amount of the Warrant being exchanged (as adjusted to the date of such calculation).

A =	the Fair Market Value of one share of the Company’s Common Stock.

B =	Purchase Price (as adjusted to the date of such calculation).

☐	Elects the Easy Sale Exercise option pursuant to Section 4 of the Warrant, and accordingly requests delivery of a net of of such securities.

The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

HOLDER:

Name:
Title:

Date:

Address:

Name in which shares should be registered: